EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Scopus BioPharma Inc. (the “Company”), on Form 10-K for the fiscal year ended December 31, 2020, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Joshua R. Lamstein, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the fiscal year ended December 31, 2020 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Annual Report on Form 10-K for the fiscal year ended December 31, 2020 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2021	By:	/s/ Joshua R. Lamstein
Joshua R. Lamstein
Chairman
(Principal Executive Officer)